Exhibit 10.21

Crown LNG India AS and Crown LNG Holding AS

FINANCIAL ADVISORY SERVICES IN CONNECTION WITH

EQUITY FUNDING FOR CROWN LNG HOLDING AS AND

PROJECT FINANCING OF CROWN LNG RECEIVING TERMINALS

STRICTLY PRIVATE & CONFIDENTIAL

AMENDMENT AGREEMENT AMONG

EMERGING ASIA CAPITAL PARTNERS COMPANY LIMITED,

CROWN LNG INDIA AS

AND

CROWN LNG HOLDING AS

CONCERNING

FINANCIAL ADVISORY SERVICES

IN CONNECTION WITH

EQUITY FUNDING FOR CROWN LNG HOLDING AS

AND

PROJECT FINANCING OF

THE CROWN LNG RECEIVING TERMINALS

EMERGING ASIA CAPITAL PARTNERS COMPANY LIMITED

Interchange 21 Tower 23/F

399 Sukhumvit Road

Bangkok 10110, Thailand

www.eacp.asia

July 19, 2023

pg. 1

EMERGING ASIA CAPITAL PARTNERS CO LTD

Crown LNG India AS and Crown LNG Holding AS

FINANCIAL ADVISORY SERVICES IN CONNECTION WITH

EQUITY FUNDING FOR CROWN LNG HOLDING AS AND

PROJECT FINANCING OF CROWN LNG RECEIVING TERMINALS

COMPANY	:	Crown LNG India AS (the “Company”), a limited liability company organized and existing under the laws of Norway and having its registered address at Drammensveien 147, 0277 Oslo, Norway (Company Registration Number: 926 787 853).

SHAREHOLDER	:	Crown LNG Holding AS (“Crown”), a limited liability company organized and existing under the laws of Norway and having its registered address at Drammensveien 145-147, 0277, Oslo, Norway (Company Registration Number: 817 120 962).

FINANCIAL ADVISOR	:	Emerging Asia Capital Partners Company Limited (“EACP” or the “Financial Advisor”), a limited liability company organized and existing under the laws of the Kingdom of Thailand and having its registered address at Interchange 21 Tower, 23rd Floor, 399 Sukhumvit Road, Bangkok 10110, Kingdom of Thailand (Company Tax ID Number: 010 5555 157 371).

AGREEMENT TO AMEND	:	On March 30, 2022, the Company, Crown and EACP executed an Engagement Letter (incorporated by reference into this Amendment Agreement). The Parties hereby make the following amendments to that Engagement Letter.

AMENDED FEES	:

Retainer Fees

•  The Engagement Letter provides that Crown shall pay to EACP a Retainer Fee equal to USD 20,000 on the first business day of each month beginning on April 1, 2022 against an invoice issued by EACP. This Retainer Fee is hereby amended so that it will be increased to USD 80,000 per month, but shall be paid in Crown common shares (and not in cash).

pg. 2

EMERGING ASIA CAPITAL PARTNERS CO LTD

Crown LNG India AS and Crown LNG Holding AS

FINANCIAL ADVISORY SERVICES IN CONNECTION WITH

EQUITY FUNDING FOR CROWN LNG HOLDING AS AND

PROJECT FINANCING OF CROWN LNG RECEIVING TERMINALS

•  The Engagement Letter provides, in relevant part, that in the event of late payment by Crown of 30 or more days there will be a surcharge of 10% to be paid together with the respective invoice; and that in the event of late payment of 90 days or more the outstanding balance can be converted to shares in Crown LNG Holding AS at a conversion price of NOK 9.00 per share. This Parties hereby amend this provision so that there shall be no surcharge and that, on the first business day of each month, Crown shall instead credit the EACP VPS account at Nordic Issuer with USD 80,000 of Crown common shares at the price of NOK 20 per share (increased from the previous NOK 9 per share) and calculated at the then USD-NOK exchange rate.

• The Parties acknowledge that Crown and EACP have no outstanding monthly Retainer issues for 2022.

•  The Parties acknowledge that Crown paid EACP USD 20,000 in cash in January of 2023, but owing to the unavailability of cash has not paid any cash retainer since that time. The Parties agree that for all monthly Retainer payments beginning in February 2023, Crown shall pay EACP USD 80,000 per month in Crown common shares as described above.

•  Crown shall issue a promissory note for the outstanding amount as of 31st of July 2023. Crown shall also issue a promissory note for every month going forward for the services provided under the Agreement.

•  Crown shall pass resolutions with respect to the monthly Retainer payments from February through July of 2023, Crown shall arrange for six (6) months equivalent of the Crown common shares to be credited to the EACP VPS account at Nordic Issuer by August 31, 2023. From August

pg. 3

EMERGING ASIA CAPITAL PARTNERS CO LTD

Crown LNG India AS and Crown LNG Holding AS

FINANCIAL ADVISORY SERVICES IN CONNECTION WITH

EQUITY FUNDING FOR CROWN LNG HOLDING AS AND

PROJECT FINANCING OF CROWN LNG RECEIVING TERMINALS

2023, Crown and EACP shall follow the procedure described above and in Appendix 1 for monthly Retainer payments via Crown common shares.

• EACP shall use the promissory notes issued by the Company as settlement of subscription to shares.

Capital Raising Success Fees

The Engagement Letter provides, in relevant part, that Crown shall pay to EACP a Financing Success Fee equal to Three per cent (3.00%) of the Equity Financing Raised; but also provides that, to the extent that any portion of the Equity Finance Raised is in the form of the IPO or other source not introduced by EACP, then in that case the Financing Success Fee shall be reduced to 0.5% of the Equity Finance Raised. The Parties agree that, given the extensive, continuous work which EACP has reliably and loyally performed (even when receiving no cash monthly Retainer payments for extended periods of time), the proper course of action is to amend the limitation on the Financing Success Fee. Therefore, the Parties hereby amend the Engagement Letter to delete the provision reducing the Financing Success Fee to 0.5% in the situation described. Accordingly, Crown shall pay to EACP a Financing Success Fee equal to Three per cent (3.00%) on the Equity Financing Raised if the source of introduction is EACP, the Company, Crown, Mr Swapan Kataria, LNG9 or KGLNG; and One per cent (1.00%) on the Equity Financing Raised if the source of introduction is from another party.

§ The Financing Success Fee attributable to Project Debt Financing Raised shall apply to all terminals developed by Crown (or its subsidiaries, affiliates, etc) and is not limited to Kakinada.

All other terms of the Engagement Letter shall remain unchanged.

pg. 4

EMERGING ASIA CAPITAL PARTNERS CO LTD

Crown LNG India AS and Crown LNG Holding AS

FINANCIAL ADVISORY SERVICES IN CONNECTION WITH

EQUITY FUNDING FOR CROWN LNG HOLDING AS AND

PROJECT FINANCING OF CROWN LNG RECEIVING TERMINALS

Yours faithfully,

EMERGING ASIA CAPITAL PARTNERS COMPANY LIMITED

/s/ Mr. Robert John Fernstrom
Mr. Robert John Fernstrom
Chief Executive Officer

Date: 26 July 2023

ACCEPTANCE

THE ABOVE TERMS ARE HEREBY AGREED IN THEIR ENTIRELY AND THIS DOCUMENT FORMS A LEGALLY BINDING AGREEMENT BETWEEN EMERGING ASIA CAPITAL PARTNERS COMPANY LIMITED AND THE UNDERSIGNED.

FOR AND ON BEHALF OF CROWN LNG HOLDING AS

/s/ Mr. Jørn S Husemoen
Mr. Jørn S Husemoen
Chairman

Date: 26 July 2023

FOR AND ON BEHALF OF CROWN LNG INDIA AS

/s/ Mr. Jørn S Husemoen
Mr. Jørn S Husemoen
Director

Date: 26 July 2023

pg. 5

EMERGING ASIA CAPITAL PARTNERS CO LTD

Crown LNG India AS and Crown LNG Holding AS

FINANCIAL ADVISORY SERVICES IN CONNECTION WITH

EQUITY FUNDING FOR CROWN LNG HOLDING AS AND

PROJECT FINANCING OF CROWN LNG RECEIVING TERMINALS

APPENDIX 1 - SUBSCRIPTION NOTE

SUBSCRIPTION FORM FOR SHARES IN

CROWN LNG HOLDING AS

(org.no. 817 120 962)

Deadline for subscription: [ ] 2023

Deadline for settlement: [ ] 2023

This subscription form is valid for the subscription of shares in Crown LNG Holding AS (the “Company”) in connection with the resolution of a share capital increase as adopted by the Board of Crown LNG Holding AS on [ ] 2023 as set out below using the Power of attorney (POA) dated 19th of December 2021, valid for two years.

The Company’s articles of association, the notice of the extraordinary general meeting with appendices, the auditor’s statement on contribution in kind and the Company’s annual accounts and annual report for the previous 2 years are available at the Company’s offices.

1.	Aksjekapitalen forhøyes med NOK [ ], fra NOK [ ] til NOK [ ] ved utstedelse av [ ], aksjer, hver pålydende NOK [0,01 ].	1.	The share capital shall be increased by NOK [ ], from NOK [ ] to NOK [ ], by the issuance of [ ] shares, each with a par value NOK [0,01 ].

2.	Ved gjennomføring av kapitalforhøyelsen endres § [ ]i Selskapets vedtekter tilsvarende.	2.	At completion of the share capital increase, the articles of association section [ ] shall be amended accordingly.

3.	Totalt aksjeinnskudd utgjør USD [ ] tilsvarende NOK [ ], basert på USD/NOK vekslingskurs per [ ] 2023 på [ ].	3.	The total subscription amount equals USD [ ], equal to NOK [ ], based on USD/NOK exchange rate as per [ ]2023 of [ ].

4.	Det skal betales NOK [20] per aksje, hvilket gir en overkurs på NOK [19,99] (avrundet) per aksje.	4.	Payment for each share shall equal NOK [20], which gives a premium of NOK [19.99] (rounded) per share.

5.	De nye aksjene kan tegnes av Emerging Asia Capital Partners Company Limited (EACP).	5.	The new shares may be subscribed by Emerging Asia Capital Partners Company Limited (EACP).

6.	Aksjene skal tegnes innen [ ] 2023 på særskilt tegningsdokument.	6.	The shares shall be subscribed within [ ] 2023 on a separate subscription form.

7.	Aksjeinnskuddet anses gjort opp når Selskapet har mottatt signert motregningserklæring av Promissory Note utstedt av Selskapet .	7.	The subscription amount shall be deemed settled by EACP delivery to the Company the signed netting settlement declaration of Promissory note issued by the Company.

8.	Tingsinnskuddet skal gjøres opp senest innen utløpet av [ ] 2023.	8.	The contribution in kind shall be settled at the latest at the expiry of [ ] 2023.

9.	De nye aksjene likestilles med Selskapets allerede utstedte aksjer og gir rett til utbytte fra og med registreringen av kapitalforhøyelsen i Foretaksregisteret.	9.	The new shares shall be ranked equal with the existing shares and carry dividend rights from the registration of the share capital increase in the Norwegian register of business enterprises

10.	De anslåtte utgiftene utgjør NOK [ ].	10.	Estimated expenditures amount to approximately NOK [ ].

***

[subscription on the next page]

pg. 6

EMERGING ASIA CAPITAL PARTNERS CO LTD

Crown LNG India AS and Crown LNG Holding AS

FINANCIAL ADVISORY SERVICES IN CONNECTION WITH

EQUITY FUNDING FOR CROWN LNG HOLDING AS AND

PROJECT FINANCING OF CROWN LNG RECEIVING TERMINALS

SUBSCRIPTION FOR SHARES IN CROWN LNG HOLDING AS

Name and registration number of the subscriber (the “Subscriber”)	Emerging Asia Capital Partner Company Limited

Address:	Interchange 21 Tower 23/F 399 Sukhumvit Road Bangkok 10110, Thailand

Number of shares subscribed for:	[ ]

Subscription price per share:	NOK [ ]

Total amount:	USD [ ], equal to NOK [ ]

VPS account number:	[ ]

VPS account operator:	[ ]

The Subscriber hereby subscribes for the number of shares and on the terms as set out above, and confirms that the subscription amount will be settled as set out in the board resolution paragraph 7 above, within [ ] July 2023.

Place, date: , [ ] July 2023	Signature for the Subscriber (Emerging Asia Capital Partner Company Limited):

[name] [position]

pg. 7

EMERGING ASIA CAPITAL PARTNERS CO LTD